EXHIBIT 10.4

AMENDED AND RESTATED

RELIANT PHARMACEUTICALS, INC.

STOCK APPRECIATION RIGHTS PLAN

1.                                       PURPOSE OF THE PLAN

The purpose of the Reliant Pharmaceuticals, Inc. Stock Appreciation Rights Plan is to provide employees of Reliant Pharmaceuticals, Inc. (the “Company”) and its Subsidiaries with an incentive to promote the long-term performance of the Company, by (a) tying their long-term incentives to the performance of the Common Stock of the Company, (b) attracting and retaining as Employees, Directors, and Consultants those persons whose abilities, experience and judgment have contributed and will continue to contribute to the financial success and progress of the Company, and (c) aligning the identity of interests of those Employers, Directors and Consultants and the Company’s shareholders.

Obligations of the Company and its Subsidiaries under the Plan shall be unsecured and unfunded obligations, and the holders of Rights shall be general creditors of the Company.

2.                                       DEFINITIONS

1.             “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the Company’s shareholders prior to such consolidation or merger to own less than fifty percent (50%) of the surviving entity’s voting power immediately after such consolidation or merger, or (ii) a sale of all or substantially all of the assets of the Company in a complete liquidation or dissolution of the Company.

2.                                       “Award Agreement” means an agreement entered into between the Company and the Participant evidencing the terms of a Right.

3.                                       “Base Price” means such amount as determined by the Committee, but will not be less than the Fair Market Value of a share of Common Stock on the Grant Date.

4.                                       “Board of Directors” means the Board of Directors of the Company, as it may be constituted from time to time.

5.                                       “Cause” shall mean a termination by the Company of any Subsidiary of the Service Provider’s relationship due to: (i) the commission by the Service Provider of an act of fraud against the Company or any Subsidiary thereof or embezzlement; (ii) the unauthorized disclosure of the Company’s or a Subsidiary’s confidential information which disclosure the Service Provider knew or reasonably should have known could have the potential to result in material damage to the Company or any of its Subsidiaries; (iii) a breach of one or more of the following duties to the Company or a Subsidiary:  (A) the duty of loyalty, (B) the duty not to take willful actions which would reasonably be viewed by the Company as placing the Service Provider’s interest in a position adverse to the interest of the Company or a Subsidiary, (C) the duty not to engage in self-dealing with respect to the Company’s or its Subsidiaries’ assets, properties or business opportunities, (D) the duty of honesty or (E) any other fiduciary duty which the Service Provider owes to the Company or a Subsidiary; (iv) a conviction of the Service Provider (or a plea of nolo contendere in lieu thereof) for (A) a felony or (B) a crime involving fraud, dishonesty or moral turpitude; (v) intentional misconduct with respect to his/her duties to the Company or a Subsidiary, including, but not limited to, knowing and intentional violation by the Service Provider of written policies of the Company and its Subsidiaries or specific directions of the Board of Directors or superior officers of the Company or a Subsidiary, which policies or directives are neither illegal (or do not involve illegal conduct) nor do they require the Service Provider to violate reasonable business ethical standards; or (vi) the failure of the Service Provider, after written notice from the Company and its Subsidiaries to render services in accordance with his employment or other relationships with the Company and its Subsidiaries, which failure is not cured within 10 days of receipt of such notice.

6.                                       “Code” means the Internal Revenue Code of 1986, as amended.

7.                                       “Committee” means the Board of Directors or a committee of the Board of Directors appointed to serve as the administrator of the Plan.

8.                                       “Common Stock” means (i) the common stock of the Company, par value $0.01 per share, as adjusted as provided in Section 7, or (ii) if there is a merger or consolidation and the Company is not the surviving corporation, the capital stock of the surviving corporation given in exchange for such common stock of the Company.

9.                                       “Company” means Reliant Pharmaceuticals, Inc., a Delaware corporation.

10.                                 “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or a Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or a Subsidiary to render such services.

11.                                 “Director” means a member of the Board of Directors of the Company or of any Subsidiary.

12.                                 “Disability” means the total and permanent disability of a Participant within the meaning of Code Section 22(e)(3).

13.                                 “Employee” means any person, who is an employee (within the meaning of Section 3401(c) of the Code) of the Company or a Subsidiary. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or any successor. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company. The term employee shall not include any person whose services with the Company are performed pursuant to a contract that purports to treat the individual as an independent contractor even if such individual is later determined (by a court, governmental agency or otherwise) to be a common law employee of the Company rather than an independent contractor, retroactively or otherwise.

14.                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statutes or regulations of similar purpose or effect.

15.                                 “Exercise Date” means the date on which the Participant elects to surrender his Right.

16.                                 “Expiration Date” means the date on which a Right ultimately becomes unexercisable either by reason of the lapse of time or otherwise.

17.                                 “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such day or if no if shares were not traded on such day, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on a national market system or other quotation system, the closing sales price for a share or for Common Stock (or the closing bid, if no sales were reported) on such day or if no sales or bids were made on such day, the immediately preceding date on which sales or bids were reported, or (c) if Common Stock is not publicly traded on an exchange and not quoted on a national market system or other quotation system, the Fair Market Value of a share of Common Stock as determined by the Committee acting in good faith which determination shall be final and binding.

18.                                 “Grant Date” means the date designated by the Committee as the date of grant of a Right.

19.                                 “Participant” means a Service Provider who has been granted a Right that has not been exercised, cancelled or forfeited and which has not expired.

20.                                 “Plan” means the Reliant Pharmaceuticals, Inc. Stock Appreciation Rights Plan, as amended from time to time.

21.           “Public Trading Date” means the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

22.                                 “Right” means a stock appreciation right entitling the Participant to the positive difference, if any, between the Fair Market Value of the Common Stock on the Exercise Date and the Base Price.

23.                                 “Service Provider” means an Employee, Director or Consultant.

24.                                 “Subsidiary” means (i) any corporation the majority of the voting power of all classes of stock entitled to vote or the majority of the total value of shares of all classes of stock of which is owned, directly or indirectly, by the Company, or (ii) any trade or business other than a corporation the majority of the profits interest, capital interest or actuarial interest of which is owned, directly or indirectly, by the Company.

“Vesting Date” means the date on which a Right becomes fully exercisable by the Participant as provided in Section 5(b).

“2007 Plan” means the Reliant Pharmaceuticals, Inc. 2007 Incentive Award Plan, as amended from time to time and any successor plan thereto.

3.                                       SHARES SUBJECT TO THE PLAN

(a)                                  Number of Shares. Subject to Articles 7 and 10, following the Public Trading Date, the aggregate number of shares of Common Stock which may be issued upon settlement of Rights under the Plan shall be                                   shares of Common Stock. To the extent that a Right terminates, expires, or lapses for any reason, any shares of Common Stock subject to the Award shall again be available for the grant pursuant to the 2007 Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy tax withholding obligation pursuant to any Right shall again be available for the grant pursuant to the 2007 Plan.

(b)                                 Stock Distributed. Any Common Stock distributed pursuant by the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

4.                                       ADMINISTRATION OF THE PLAN

(a)                                  The Plan will be administered by the Committee. The Committee may adopt its own rules of procedure, and the action of a majority of the Board of Directors or committee, as applicable, taken at a meeting or, to the extent permitted by law, taken without a meeting by a writing signed by such majority (or by all or such greater proportion of the members thereof if required by law), shall constitute action by the Committee. The Committee shall have the power, authority and the discretion to administer, construe and interpret the Plan and Award Agreements, including without limitation, the discretion to determine which Service Providers shall be Participants and the terms and conditions, subject to the Plan, of the individual Award Agreements (including without limitation the Base Price and the vesting schedule, if any). The decisions and interpretations of the Committee with respect to any matter concerning the Plan shall be final, conclusive and binding on all parties who have an interest in the Plan. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan. The Committee will also have the authority to exercise such powers and perform such acts with respect to the Plan and the Rights as the Committee deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan. Notwithstanding any provisions to the contrary, the Board will also have all power and authority to perform any act granted to the Committee pursuant to the Plan.

(b)                                 The Committee may employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its Subsidiaries, and the officers and directors of the Company and its Subsidiaries shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and its Subsidiaries, and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Rights, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

5.                                       RIGHTS

(a)                                  Grant of Rights. The Committee may, in its sole discretion, at any time and from time to time grant Rights to any Service Provider. Each award of Rights will be evidenced by an Award Agreement containing such terms and conditions not inconsistent with the Plan as the Committee approves from time to time.

(b)                                 Vesting. Each Right vests and becomes fully exercisable by the Participant on the Vesting Date as specified by the Committee in the Award Agreement. Unless otherwise specified by the Committee in the Award Agreement, a Participant’s Rights shall terminate automatically on the date that the Participant ceases to be a Service Provider for Cause. If the Participant is not vested as to his or her entire Right on the date that the Participant ceases to be a Service Provider for any reason other than Cause, that portion of the Rights in which the Participant is not vested shall immediately be forfeited and terminate. If, after termination as a Service Provider, the Participant does not exercise the vested portion of the Right by its Expiration Date, the Right shall terminate.

(c)                                  Exercisability. A Participant who is a Service Provider may exercise a Right on any date which is on or after the Vesting Date, but on or before the Expiration Date. If a Participant’s relationship as a Service Provider is terminated for any reason whatsoever, such Participant may exercise the vested portion of the Right within such period of time as set forth in the Award Agreement, but in no event later than the Expiration Date. In absence of a specified time in the Award Agreement vested rights that are not otherwise forfeited or expired shall remain exercisable until the following dates:

(i)                               Twelve (12) months after the date of termination due to death or Disability; or

(ii)                            Three (3) months after the date of termination for any reason other than death or Disability

Any Right not exercised within the applicable period as described above will be forfeited and terminated. Notwithstanding anything herein to the contrary, no Right may be exercised before the Vesting Date or after the Expiration Date.

(d)                                 Term. The term of each Right will be ten (10) years from Grant Date, unless otherwise specified by the Committee in the Award Agreement. The Committee may, from time to time, extend the Expiration Date of any Right upon such terms and conditions as the Committee will determine.

(e)                                  No Ordering. Rights may be exercised in any order, regardless of the Grant Date or the existence of any other outstanding Right.

(f)                                    Whole or Partial Exercise. A Right may be exercised by a Participant, to the extent exercisable, in whole or in part.

(g)                                 Beneficiaries. In the event of the death of a Participant, the person or persons to whom any Right is transferred by will or the laws of descent and distribution will have the right (prior to the Expiration Date) to exercise such Right in whole or in part.

(h)                                 Committee Discretion. Notwithstanding the foregoing, the Committee may, if it believes circumstances warrant such action, authorize the exercise of a Right that would otherwise have terminated.

6.                                       MANNER OF EXERCISE

(a)                                  Notice of Exercise. To the extent a Right is vested and exercisable as provided in Section 5, a Participant (or, if applicable, his or her beneficiary), may exercise all or any part of the Right by delivery of an exercise notice in the form and manner as set forth in the Award Agreement.

(b)                                 Settlement of Rights. Upon exercise of a Right, the Participant (or, if applicable, his beneficiary) shall receive as set forth in the Right either a cash amount or following the Public Trading Date shares of Common Stock with an aggregate Fair Market Value that is equal to, less any required withholding, the product of:

(i)                               the difference between the Fair Market Value of a share of Common Stock on the Exercise Date and the Base Price; multiplied by

(ii)                            the number of shares of Common Stock with respect to which the Right is being exercised.

Payment made in shares of Common Stock shall be made only in whole shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate. Payment may be made by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or any Subsidiary, or in installments, plus interest, in the discretion of the Committee.

7.                                       DILUTION AND OTHER ADJUSTMENTS

(a)                                  In the event of any dividend or other distribution (whether in the form of cash, additional Common Stock or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, the Committee shall make equitable and proportionate adjustments to reflect such change with respect to:

(i)                               the kind of Common Stock (or other securities or property) with respect to which Rights may be granted or awarded;

(ii)                            the number and kind of Common Stock (or other securities or property) subject to outstanding Rights;

(iii)                         the Base Price with respect to any Right; and

(iv)                        the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3(a)).

(b)                                 In the event of any transaction or event described in Section 7(a), the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, may take any one or more of the following actions to reflect such change or to facilitate such transaction or event:

(i)                               to provide for the purchase of any Rights for an amount of cash and/or promissory notes equal to the amount that the exercise of such Right would have yielded on the relevant date;

(ii)                            to provide that such Right shall be fully vested and exercisable, notwithstanding anything to the contrary in the Plan or the provisions of such Right;

(iii)                         to provide that such Rights be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or shall be substituted for by similar rights or awards covering the equity securities of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity and base prices;

(iv)                        to make adjustments in the number and type of Common Stock (or other securities or property) subject to outstanding Rights, and/or in the terms and conditions of (including the grant or base price), and the criteria included in, outstanding Rights or which may be granted in the future; and/or

(v)                           to make adjustments in the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3(a)).

(c)                                  The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement or certificate as it may deem equitable and in the best interests of the Company.

(d)                                 If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Rights outstanding under the Plan or may substitute similar awards for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition does not assume such Rights or does not substitute similar awards for those outstanding under the Plan, then with respect to (i) Rights held by Participants whose status as a Service Provider has not terminated prior to such event, the vesting of such Rights (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Rights outstanding under the Plan, such Rights shall be terminated if not exercised prior to the closing of the Acquisition.

(e)                                  All adjustments and determinations made by the Committee under this Section 7 shall be made in the sole discretion of the Committee as it deems appropriate.

8.                                       CANCELLATION OF RIGHTS

The Committee may cancel all or any part of a Right with the written consent of the Participant holding such Right. In the event of any cancellation, all rights of the former Participant in respect of such cancelled Right will terminate.

9.                                       MISCELLANEOUS PROVISIONS

(a)                                  Assignment and Transfer. Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution, and Rights may be exercised or otherwise realized during the lifetime of the Participant only by the Participant or by his or her guardian or legal representative.

(b)                                 No Right to Rights or Employment. No Service Provider or other person will have any claim or right to be granted a Right. Neither the Plan nor any action taken hereunder will be construed as giving any Employee or Participant any right to be retained in the employ of the Company or any Subsidiary.

(c)                                  Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. Following the Public Trading Date, the Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Common Stock otherwise issuable pursuant to a Right (or allow the return of shares of Common Stock) having a Fair Market Value equal to the amount required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the vesting, exercise or payment of a Right (or which may be repurchased from the Participant within six months after such shares of Common Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the vesting, exercise or payment of a Right shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

(d)                                 Securities Laws. Each Right will be subject to the condition that such Right may not be exercised if the Committee determines that the exercise of such Right may violate the securities laws or any other law or requirement of any governmental authority. The Company will not be deemed by any reason of the granting of any Rights to have any obligation to register the Rights or the Common Stock or other equity securities underlying such Rights under the securities laws or to maintain in effect any registration of such Rights or equity securities which may be made at any time under the securities laws.

(e)                                  Severability. Whenever possible, each provision in the Plan and in every Award Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Award Agreement made thereunder will be held to be prohibited by or invalid under applicable law, then (i) such provision will be deemed amended to, and to have contained from the outset such language as will be necessary to, accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (ii) all other provisions of the Plan and each Award Agreement will remain in full force and effect.

(f)                                    No Strict Construction. No rule of strict construction will be applied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Right or any rule or procedure established by the Committee.

(g)                                 Stockholder Rights. A Participant will not have any dividend, voting or other stockholder rights by reason of a grant of a Right or settlement of a Right.

(h)                                 Governing Law. The Plan will be governed by and construed in accordance with the laws of the State of Delaware.

10.                                 AMENDMENT AND TERMINATION

The Committee may at any time amend, suspend or terminate the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 7), or (ii) results in a material increase in benefits or a change in eligibility requirements. No amendment, suspension or termination of the Plan shall adversely affect in any material way any Right previously granted pursuant to the Plan without the prior written consent of the Participant.

11.                                 EFFECTIVE DATE OF THE PLAN

The Plan was originally effective April 1, 2004. This Amended and Restated Plan shall be effective on the date it is approved by a majority vote of the stockholders of the Company at a duly held meeting of stockholders or by written consent.

I hereby certify that the foregoing Amended and Restated Plan was duly adopted by the Board of Directors of Reliant Pharmaceuticals, Inc. on                                                 , 2007.

Executed on this                day of                                   , 2007.

Secretary